                                                                     EXHIBIT 4.1

Temporary Certificate - Exchangeable for Definitive Engraved Certificates - When
                              Ready for Delivery


COMMON STOCK                      CLASS B                           COMMON STOCK
   [LOGO]                                                              [LOGO]

                         Infonet Services Corporation


INCORPORATED UNDER THE LAWS                            CUSIP 45666T 10 6
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT





IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE,
                                      OF
                         Infonet Services Corporation
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registered.
     Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.


Dated:

          /s/ Dr. Ernest U. Gambaro                   /s/ Jose A. Callazo
                                         [SEAL]
             Dr. Ernest U. Gambaro                       Jose A. Callazo
                 Secretary                                  President

COUNTERSIGNED AND REGISTERED:
          Firstar Bank, N.A.
                        TRANSFER AGENT
                         AND REGISTRAR,

By

               AUTHORIZED SIGNATURE
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     A statement of any rights, preferences, privileges and restrictions granted to or imposed upon the respect of classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Restated
Articles of Incorporation, as amended, or by any statement of determination of preferences, and the number of shares constituting such series or class and the designations there, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                      UNIF GIFT MIN ACT-........Custodian..................
TEN ENT - as tenants by the entireties                                 (Cust)              (Tenant)
JT TEN  - as joint tenants with right of                               under Uniform Gift to Minors
          survivorship and not as tenants                              Act...............................
          in common                                                                   (State)

                                                    UNIF TRF MIN ACT-.......Custodian (until age........)
                                                                      (Cust)
                                                                     ...........under Uniform Transfers
                                                                        (Minor)
                                                                     to Minors Act......................
                                                                                            (Date)

Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated ______________________

                                           X___________________________________

                                           X___________________________________
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


Signature(s) Guaranteed:





By:_____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.